EXHIBIT 10.2
                                                                    ------------
CLAYTON UTZ

Amending Agreement

FMG Chichester Pty Ltd
ABN 83 109 264 262

FMG


Leucadia National Corporation

Subscriber


Fortescue Metals Group Ltd
ABN 57 002 594 872

Fortescue



The Clayton Utz contact for this document is KAREN EVANS-CULLEN ON +612 9353 4000


Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T +61 2 9353 4000  F +61 2 8220 6700


WWW.CLAYTONUTZ.COM


Our reference 838/80035314













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TABLE OF CONTENTS


1.          DEFINITIONS AND INTERPRETATIONS................................... 2

            1.1         Definitions........................................... 2
            1.2         Interpretation........................................ 2

2.          AMENDMENT......................................................... 2


3.          GENERAL........................................................... 2

            3.1         Amendments............................................ 2
            3.2         Counterparts.......................................... 2
            3.3         Governing law......................................... 3

SCHEDULE 1 -- FORM OF NOTE DEED POLL.......................................... I









                                       1

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AMENDING AGREEMENT MADE ON

PARTIES FMG CHICHESTER PTY LTD ABN 83 109 264 262 of Level 2, 87 Adelaide terrace, East Perth, Western Australia

                     ("FMG")

                     LEUCADIA NATIONAL CORPORATION of 315 Park Avenue South, New York, NY 10010

                     ("SUBSCRIBER")

                     FORTESCUE METALS GROUP LTD ABN 57 002 594 872 of Level 2, 87 Adelaide terrace, East Perth, Western Australia

                     ("FORTESCUE")

BACKGROUND

A. The parties entered into the Subscription Agreement and now wish to amend the Subscription Agreement in the manner set out in this Agreement.

OPERATIVE PROVISIONS

1.          DEFINITIONS AND INTERPRETATIONS

--------------------------------------------------------------------------------
1.1         DEFINITIONS

            In this Agreement:

            "SUBSCRIPTION AGREEMENT" means the agreement between the parties titled "Subscription Agreement" and dated 15 July 2006.

            All words defined in the Subscription Agreement have the same meaning in this Agreement unless a contrary intention appears.

1.2         INTERPRETATION

            Clause 1.2 of the Subscription Agreement applies to this Agreement.
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2.       AMENDMENT

--------------------------------------------------------------------------------
            The parties agree that Schedule 1 of the Subscription Agreement is deleted and replaced with Schedule 1 to this Agreement.

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3.          GENERAL

3.1         AMENDMENTS

            This Agreement may only be varied by a document signed by or on behalf of each party.

3.2         COUNTERPARTS

            This Agreement may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes an original of this Agreement, and all together constitute one agreement.


                                       2
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3.3         GOVERNING LAW

            This Agreement is governed by and must be construed according to the law applying in Western Australia.

EXECUTED as an agreement.



EXECUTED by FMG CHICHESTER PTY LTD
ABN 83 109 264 262 by or in the presence of:





---------------------------------       -------------------------------------
Signature of Director                   Signature of Secretary/other Director



---------------------------------       -------------------------------------
Name of Director in full                Name of Secretary/other Director in full






EXECUTED by FORTESCUE METALS GROUP LTD
ABN 57 002 594 872 by or in the presence of:





---------------------------------       -------------------------------------
Signature of Director                   Signature of Secretary/other Director



---------------------------------       -------------------------------------
Name of Director in full                Name of Secretary/other Director in full






                                       3
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Signed for and on behalf of LEUCADIA NATIONAL CORPORATION
by its duly authorised officer




--------------------------------------
Signature



--------------------------------------
Name and title
















                                       4
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SCHEDULE 1 -- FORM OF NOTE DEED POLL

FORM OF NOTE DEED POLL



FMG Chichester Pty Ltd
ABN 83 109 264 262


Issuer




Fortescue Metals Group Ltd
ABN 57 002 594 872


Guarantor















Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia PO Box H3 Australia Square Sydney NSW 1215
T +61 2 9353 4000  F +61 2 8220 6700


WWW.CLAYTONUTZ.COM






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TABLE OF CONTENTS


1.          DEFINITIONS AND INTERPRETATION.................................... 1

            1.1         Definitions........................................... 1
            1.2         Interpretation........................................ 1

2.          NATURE AND STATUS OF NOTES........................................ 1

            2.1         Constitution of Notes................................. 1
            2.2         Terms of Notes........................................ 2
            2.3         Entry in the Note Register............................ 2

3.          GUARANTEE OF PAYMENT AND PERFORMANCE.............................. 2

            3.1         Guarantee............................................. 2
            3.2         Indemnities........................................... 2
            3.3         No requirement to take steps against Issuer........... 2
            3.4         Continuing effect..................................... 2
            3.5         No reduction of liability............................. 3
            3.6         Obligations........................................... 3

4.          ENFORCEABILITY.................................................... 4

            4.1         Noteholder may enforce................................ 4
            4.2         Noteholders bound..................................... 5
            4.3         Independent enforcement............................... 5

5.          GOVERNING LAW AND JURISDICTION.................................... 5

            5.1         Governing law......................................... 5
            5.2         Jurisdiction.......................................... 5

SCHEDULE 1 NOTE CONDITIONS.................................................... 7


ANNEXURE A................................................................... 20


ANNEXURE B.................................................................... 1





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NOTE DEED POLL MADE AT ____ ON _____________

BY FMG CHICHESTER PTY LTD ABN 83 109 264 252 a company registered in Western Australia with an office at Level 2, 87 Adelaide Terrace, East Perth, Western Australia ("ISSUER")

and

FORTESCUE METALS GROUP LTD ABN 57 002 594 872 a company registered in Western Australia with an office at Level 2, 87 Adelaide Terrace, East Perth, Western Australia ("GUARANTOR")

BACKGROUND

A. The Issuer may from time to time issue Notes on the terms and conditions contained in the Note Conditions.

B. The Guarantor has agreed to guarantee to the Noteholders the obligations of the Issuer under the Notes and this Note Deed Poll.

C. If the Issuer issues Notes it is intended that the Noteholders will have the benefit of this Note Deed Poll.

OPERATIVE PROVISIONS
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1.          DEFINITIONS AND INTERPRETATION

1.1         DEFINITIONS

            In this Note Deed Poll:

            (a) "NOTE CONDITIONS" means, generally, the terms and conditions contained in Schedule 1; and

            (b) words and expressions defined in the Note Conditions have the same meanings when used in this Note Deed Poll.

1.2         INTERPRETATION

            Condition 1.2 of the Note Conditions applies to the interpretation of this Note Deed Poll as if every reference to "these Note Conditions" is replaced with "this Note Deed Poll" and to a "Condition" is replaced with a "clause".

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2.          NATURE AND STATUS OF NOTES

2.1         CONSTITUTION OF NOTES

            Each Note is a debt obligation of the Issuer constituted by, and owing under, this Note Deed Poll.

2.2         TERMS OF NOTES

            Each Note is issued on, and subject to, the provisions of this Note Deed Poll and the Note Conditions relating to that Note. Each Note is subject to the provisions of the Subordination Deed.

2.3         ENTRY IN THE NOTE REGISTER

            Each entry in the Register in respect of a Note constitutes an unconditional and irrevocable covenant by the Issuer in favour of the person whose name is so registered that the Issuer will:

            (a) (MAKE ALL PAYMENTS): make all payments of principal, interest and other amounts in respect of the Note in accordance with this Note Deed Poll and the Note Conditions relating to that Note; and

            (b) (PERFORM OTHER OBLIGATIONS): perform all of its other obligations in full, and by the due dates, referred to in this Note Deed Poll and the Note Conditions relating to that Note.

--------------------------------------------------------------------------------
3.          GUARANTEE OF PAYMENT AND PERFORMANCE

3.1         GUARANTEE

            The Guarantor unconditionally and irrevocably guarantees to the
            Noteholders:

            (a) the payment by the Issuer of all present and future monetary liabilities of the Issuer due or payable to the Noteholder under this Note Deed Poll and the Note Conditions; and

            (b) the performance by the Issuer of each other obligation of the Issuer under this Note Deed Poll and the Note Conditions;

            and if the Issuer fails to pay such monies or fails to perform such obligation on the due date for payment or performance the Guarantor must immediately on demand by the Noteholder pay such monies to the Noteholder in the manner specified in this Note Deed Poll and the Note Conditions or procure the performance by the Issuer of such obligation, as the case may be.

3.2         INDEMNITIES

            As separate, independent and additional liabilities, the Guarantor indemnifies the Noteholder against all loss arising from, or which the Noteholder otherwise suffers or incurs or may suffer or incur in connection with, any failure of the Issuer to pay any monetary liability or to perform any other obligation of the Issuer under this Note Deed Poll and the Note Conditions on the due date.

3.3         NO REQUIREMENT TO TAKE STEPS AGAINST ISSUER

            Each Noteholder may make a demand under the guarantee in clause 3.1 or the indemnity in clause 3.2 without first taking any steps against the Issuer.

3.4         CONTINUING EFFECT

            The guarantee contained in this clause 3 is a continuing guarantee of the Guarantor, is not wholly or partially discharged at any time by the payment of any monies or the performance of any obligations guaranteed under it and remains in full force and effect until all monetary liabilities and other obligations guaranteed under it have been fully paid and performed.

3.5         NO REDUCTION OF LIABILITY

            The guarantee contained in this clause 3 and the liability of the Guarantor under such guarantee is not affected at any time by:

            (a) the Noteholder under the guarantee granting to the Guarantor, the Issuer or any other person any waiver, extension of time or other indulgence;

            (b) any other or further security or guarantee now or after the date of this document held or taken by the Noteholder under the guarantee;

            (c) the loss or release by the Noteholder under the guarantee of any other collateral or other security or guarantee;

            (d) the Noteholder under the guarantee failing or neglecting to recover by the realisation of any collateral or other security or otherwise any of the money guaranteed under this clause 3;

            (e) the insolvency, bankruptcy or winding up of any Issuer in relation to that guarantee.

3.6         OBLIGATIONS

            For so long as the Notes are outstanding:

            (a) Subject to clause 3.6(b), the Guarantor and the Issuer must ensure that -

                  (i)   the Issuer (which owns the Tenements); and

                  (ii) any person or person, who directly or indirectly own the shares in the Issuer,

                  do not Dispose of all or substantially all of either the assets of the Issuer (including the Tenements) or the direct or indirect shareholding in the Issuer (whether by way of one or more connected transactions) without first procuring that the party or parties acquiring such interests (the "Transferee") gives a guarantee and indemnity in favour of the Noteholders on the same terms as the guarantee and indemnity given by the Guarantor under clause 3 of the Note Deed Poll and on the basis that after the giving of that guarantee and indemnity the Transferee will be jointly and severally liable with the Guarantor. The giving of such guarantee and indemnity shall not serve to release the Guarantor or the Issuer from its obligations in respect of the Notes.

            (b) Subject to clauses 3.6(c) and 3.6(d), if the Guarantor or the Issuer wish to Dispose of any of the Tenements or any of the direct or indirect shareholding in the Issuer (other than the sale of all or substantially all of the assets of or shareholding in the Issuer which is regulated by clause 3.6(a)), they must first obtain the consent to such Disposal from the Noteholders holding no less than 50% of the aggregate face value of all Notes on issue.

            (c)   Clauses 3.6(a) and 3.6(b) do not apply to -

                  (i) any Disposal arising from or pursuant to the enforcement of any Encumbrance granted by the Guarantor or the Issuer in accordance with the terms of the Senior Secured Notes or any Refinancing whether

                        A. to recover amounts owing under the Senior Secured Notes or any Refinancing; or

                        B. to recover amounts owing in connection with any other financial indebtedness secured by the same Encumbrances as provided for under the terms of the Senior Secured Notes or any Refinancing; and

            (d) Consent is not required to be obtained under clause 3.6(c) to a Disposal arising from or pursuant to the enforcement of any Encumbrance granted with respect to any bona fide financing facility or accommodation entered with respect to the Project or for the corporate benefit of the Guarantor or the Issuer if at the time of entering into that financing facility or accommodation Leucadia National Corporation and/or its Related Entities had ceased to hold at least 50% of the aggregate face value of all Notes on issue at that time.

            (e) Any Person or Group of Persons that acquires Control of the Guarantor or the Issuer (whether directly or indirectly) shall be automatically and without further action be deemed to have given a guarantee and indemnity in favour of the Noteholders on the same terms as the guarantee and indemnity by the Guarantor under clause 3 of the Note Deed Poll and on the basis that after the giving of that guarantee and indemnity, such Person or Group of Persons will be jointly and severally liable with the Guarantor. Notwithstanding the foregoing, the Guarantor and the Issuer must ensure the procurement of such guarantee and indemnity. The giving of such guarantee and indemnity shall not serve to release the Guarantor or the Issuer from its obligations in respect of the Notes.

                  For purposes of this clause (e), the terms "Person" and "Group" shall have the meaning used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, whether or not such Section 13(d) applies to any securities of the Guarantor or the Issuer, and "Control" means the power, directly or indirectly, to vote or direct the voting of securities having 50% or more of the ordinary voting power for the election of directors of the Guarantor or the Issuer.

                  Clause 3.6 (e) shall not require FMG Pilbara Pty Ltd, which as at the date of this Agreement holds all of the issued shares in the capital of the Issuer, to grant a guarantee and indemnity in accordance with clause 3.6(e).

            (f) Clause 3.6(e) does not apply to any acquisition of Control arising from or pursuant to the granting or the enforcement of any Encumbrance granted by the Guarantor or the Issuer in accordance with the terms of the Senior Secured Notes or any Refinancing.

--------------------------------------------------------------------------------
4.          ENFORCEABILITY

4.1         NOTEHOLDER MAY ENFORCE

            This document operates as a deed poll and is enforceable against the Issuer and the Guarantor in accordance with its terms by each Noteholder in respect of the Notes held by it, even though the Noteholder is not a party to, or is not in existence at the time of execution and delivery of, this Note Deed Poll.

4.2         NOTEHOLDERS BOUND

            Each Noteholder, and each person claiming through each Noteholder, is bound by, and is deemed to have notice of, the provisions of this Note Deed Poll and the Note Conditions.

4.3         INDEPENDENT ENFORCEMENT

            Each Noteholder may enforce its rights under this Note Deed Poll and the Note Conditions in relation to their Notes independently from each other Noteholder, subject to any limitations imposed by this Note Deed Poll and the Note Conditions.

--------------------------------------------------------------------------------
5.          GOVERNING LAW AND JURISDICTION

5.1         GOVERNING LAW

            This Note Deed Poll is governed by and must be construed according to the law applying in Western Australia.

5.2         JURISDICTION

            The Issuer, the Guarantor and each Noteholder irrevocably:

            (a) submits to the non-exclusive jurisdiction of the courts of Western Australia, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating to this Note Deed Poll and the Notes; and

            (b) waives any objection it may now or in the future have to the venue of any proceedings, and any claim they may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within clause 5.2(a).

EXECUTED AS A DEED



EXECUTED by FMG CHICHESTER PTY LTD ABN
83 109 264 252 in accordance with section 127 of the Corporations Act by or in the presence of:



----------------------------------------      ----------------------------------
Signature of Secretary/other Director         Signature of Director



----------------------------------------      ----------------------------------
Name of Secretary/other Director in full      Name of Director in full

EXECUTED by FORTESCUE METALS GROUP LTD ABN
57 002 594 872 in accordance with section 127 of the Corporations Act by or in the presence of:



----------------------------------------      ----------------------------------
Signature of Secretary/other Director         Signature of Director



----------------------------------------      ----------------------------------
Name of Secretary/other Director in full      Name of Director in full

SCHEDULE 1
NOTE CONDITIONS

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1.          DEFINITIONS AND INTERPRETATION

1.1         DEFINITIONS

            In these Note Conditions:

            "ACCUMULATED INTEREST" means the Interest that the Issuer has been unable to pay to the Noteholders in accordance with Condition 5(c) together with any interest accruing on that amount pursuant to Condition 5(c);

            "CORPORATIONS ACT" means the Australian Corporations Act 2001 (Cth).

            "CONTROL" means the term as defined in Clause 3.6(e).

            "DEFAULT INTEREST" means the amount of the Interest paid or accrued for the 2 Interest Periods prior to the time at which notice is given under Condition 8.2(a) multiplied by the number of years (and any portion thereof) between the end of the later of the two Interest Periods referred to above and the Maturity Date.

            "DISPOSE" means to transfer, sell, assign, convey or otherwise dispose of by any means whatsoever ( including by way of declaration of trust in favour of any other person).

            "ENCUMBRANCE" means a mortgage, charge, pledge, lien, encumbrance, security interest, title retention, preferential right, trust arrangement, contractual right of set-off, or any other security agreement or arrangement in favour of any person.

            "EVENT OF INSOLVENCY" means in relation to a company means each of the following events:

            (a)   a "controller" (as defined in section 9 of the Corporations
                  Act), trustee, liquidator, provisional liquidator, administrator or similar officer is appointed in respect of the company;

            (b) the company enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any of them;

            (c) the company resolves to wind itself up, or otherwise dissolve itself, or gives notice of its intention to do so, except to reconstruct or amalgamate while solvent or is otherwise wound up or dissolved;

            (d) the company is or states that it is unable to pay its debts when they fall due;

            (e) the company is, or makes a statement from which it may be reasonably deduced that the company is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act;

            (f) the company takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to the company or the board of directors of the company propose to appoint an administrator to the company or the company becomes aware that a person who is entitled to enforce a charge on the whole or substantially the whole of the company's property proposes to appoint an administrator to the company; or

            (g) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

            "FINANCIAL CLOSE" means the date on which funds first become available for use by FMG Finance Pty Ltd under the Senior Secured Notes.

            "GOVERNMENT AUTHORITY" means any government or any governmental or semi governmental entity, authority, agency, commission, corporation, department or body (including those constituted or formed under any Statute), local government authority, stock exchange, administrative or judicial body or tribunal.

            "GOVERNMENT ROYALTIES" means for the relevant Interest Period all royalties payable in respect of the Project during that Interest Period under the Mining Act 1978 (WA).

            "GROSS SALE PROCEEDS" means as at the end of the relevant Interest Period the amount in US Dollars determined by multiplying the Price by the Tonnes Sold.

            "GROUP" means that term as defined in Clause 3.6(e).

            "GUARANTEE" means the guarantee provided by the Guarantor under the Note Deed Poll.

            "GUARANTOR" means Fortescue Metals Group Ltd ABN 50 002 594 872.

            "INTEREST" means the interest provided for in Condition 5(a) together with any Accumulated Interest accruing on that amount pursuant to Condition 5(c).

            "INTEREST PAYMENT DATE" has the meaning given in Condition 5(b).

            "INTEREST PERIOD" means in relation to a Note:

            (a) the period commencing on the date of issue of the Notes and ending on the first to occur of 30 June or 31 December ; and

            (b) each subsequent six month period (or portion thereof) commencing on the day after the final day of the previous Interest Period, until the Notes are redeemed or repaid.

            "IRON ORE" means beneficiated ore, fine ore or lump ore.

            "ISSUER" means FMG Chichester Pty Ltd ABN 83 109 264 252.

            "MATURITY DATE" means 13 years from the date of Financial Close.

            "MATURITY REDEMPTION AMOUNT" in relation to a Note means the face value of the Note together with Interest (if any) accrued and unpaid to the Maturity Date.

            "NET REVENUE" means Gross Sale Proceeds minus Government Royalties.

            "NOTE" means an obligation of the Issuer to a Noteholder in respect of indebtedness of the Issuer to that Noteholder which is recorded in or evidenced by an entry in the Register.

            "NOTE CERTIFICATE" means a certificate in the form set out in Annexure A.

            "NOTE CONDITIONS" means these terms and conditions.

            "NOTE DEED POLL" means the Note Deed Poll under which the Notes are constituted.

            "NOTEHOLDER" in relation to a Note means the person or persons registered as the holder of that Note in any register maintained by the Issuer or, if there is no such register, in whose name a Note Certificate is issued.

            "PERSON" means that term as defined in Clause 3.6(e).

            "PRICE" means the FOB Port Hedland price payable by the purchaser of the Tonnes Sold as set out in the invoice relating to the sale of those Tonnes Sold which, if not stated in US Dollars, must be converted into US Dollars using the prevailing exchange rate on the date on which the ship containing the Tonnes Sold sails.

            "PROJECT" means development of one or more iron ore mines on the Tenements and the related rail, port and infrastructure project.

            "REFINANCING" means a refinancing of the Senior Secured Notes for no greater principal amount than that issued under the Senior Secured Notes, at an interest rate no greater than that payable under the Senior Secured Notes and with a maturity of no longer than 10 years after the date of Financial Close.

            "REGISTER" means the register of Noteholders maintained by the Issuer.

            "RELATED ENTITY" of a corporation means:

            (a) a related body corporate of that corporation within the meaning of Division 6 of Part 1.2 of the Corporations Act; and

            (b) a trust that would be a related body corporate of that corporation within that meaning assuming that the trust were a body corporate and that a subsidiary meant a Subsidiary Entity for the purposes of that meaning.

            "SENIOR SECURED NOTES" means the senior secured notes to be issued by FMG Finance Pty Ltd means the senior secured notes to be issued by FMG Finance under Rule 144A(d)(4) under the US Securities Act 1933 (as amended) pursuant to an indenture to be dated on or about the date on which the first of the Notes is issued, without regard to any amendments thereto.

            "STATUTE" means any legislation of the Parliament of the Commonwealth of Australia or of any State or Territory of the Commonwealth of Australia in force at any time, and any rule, regulation, ordinance, by-law, statutory instrument, order or notice at any time made under that legislation.

            "SUBORDINATION DEED" means the subordination deed between the Issuer, the Guarantor and the holder of the first Note issued in accordance with these conditions, among others.

            "SUBSIDIARY ENTITY" of a corporation means:

            (a) a subsidiary of that corporation within the meaning of Division 6 of Part 1.2 of the Corporation Act;

            (b) a trust that would be a subsidiary of that corporation within that meaning if the trust were a company limited by shares, equating for this purpose:

                  (i) shares with the beneficial interests or units held in the trust; and

                  (ii)  the board of directors with the trustee; or

            (c) a body corporate or subtrust owned or held as an asset of a trust, where the body corporate or subtrust would be a subsidiary of that corporation under paragraph (a) or (b) if the trust were a body corporate.

            "TAXES" means all taxes, levies, imposts, deductions, charges and withholdings assessed, imposed, collected or withheld under any legislation and, in each case, all interest, fines, penalties, charges, fees or other amounts in respect of them.

            "TENEMENTS" means the tenements set out in Annexure B.

            "TONNES SOLD" means for the relevant Interest Period the tonnes of Iron Ore produced from all of the Tenements and invoiced for sale during the relevant Interest Period.

            "TRANSFEREE" means the term as defined in Clause 3.6(a).

1.2         INTERPRETATION

            In these Note Conditions:

            (a) headings are for convenience only and do not affect interpretation;

            and unless the context indicates a contrary intention:

            (b) "PERSON" includes an individual, the estate of an individual, a corporation, a Government Authority, an association or a joint venture (whether incorporated or unincorporated), a partnership and a trust;

            (c) a reference to a person includes that person's executors, administrators, successors, and permitted assigns, including persons taking by way of novation;

            (d) except with respect to the Senior Secured Notes, a reference to a document (including these Note Conditions) is to that document as varied, novated, ratified or replaced from time to time;

            (e) a reference to amending a term, condition or a document includes supplementing, deleting or replacing the term, condition or document (as the case may be);

            (f) a reference to "$" "US$", "DOLLARS" "DOLLAR" and "US DOLLARS" is to the currency of the United States of America;

            (g) a reference to a Statute includes its delegated legislation and a reference to a Statute or delegated legislation or a provision of either includes consolidations, amendments, re-enactments and replacements;

            (h) a word importing the singular includes the plural (and vice versa), and a word indicating a gender includes every other gender;

            (i) a reference to a clause, Condition, schedule, exhibit, attachment or annexure is a reference to a clause, Condition, schedule, exhibit, attachment or annexure to or of these Note Conditions, and a reference to these Note Conditions includes all schedules, exhibits, attachments and annexures to it;

            (j) if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

            (k) where the day on or by which any sum is payable or any act, matter or thing is to be done is a day other than a Business Day, that sum must be paid and that act, matter or thing must be done on the immediately succeeding Business Day;

            (l)   a reference to time is to local time in Perth, Western
                  Australia ;

            (m) where time is to be determined by reference to a day or event, that day or the day of that event is to be excluded; and

            (n)   "INCLUDES" in any form is not a word of limitation.


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2.          THE NOTES

2.1         ACKNOWLEDGMENT OF INDEBTEDNESS

            The Issuer acknowledges its indebtedness in respect of, and promises to pay all amounts due in relation to, each Note on the terms contained in the Note Deed Poll and these Note Conditions.

2.2         COVENANT TO PERFORM OBLIGATIONS

            The Issuer covenants in favour of each Noteholder from time to time that it will perform its obligations in full, and by the due dates, referred to in the Note Deed Poll and these Note Conditions.

2.3         STATUS OF NOTES

            (a) (DIRECT UNSECURED OBLIGATIONS): each Note constitutes direct, unconditional and unsecured obligations of the Issuer in accordance with these Note Conditions; and

            (b) (RANKING): the Notes at all times rank pari passu and without any preference amongst themselves and at all times rank after, and are subordinated to, the Senior Secured Notes or any Refinancing thereof.

2.4         DENOMINATION AND CURRENCY OF NOTES

            Each Note will be have a principal amount of, and be issued in minimum denominations of US$2,000 and integral multiples of US$1,000 in excess thereof.;

2.5         NOTES NOT INVALID IF IMPROPERLY ISSUED

            No Note is invalid or unenforceable on the ground that it was issued in breach of these Note Conditions.

2.6         LOCATION OF THE NOTES

            The property in a Note for all purposes is situated where the Register is located.


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2.7         NO RIGHTS BEFORE PAYMENT

            Unless and until the Issuer receives or has the benefit of the consideration agreed to be provided in respect of the issue of a Note, no Noteholder nor any other person has any right, title or interest to the Note.

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3.          NOTE CERTIFICATES

3.1         ISSUE

            The Issuer must issue a Note Certificate to each person who is issued a Note.

3.2         CONDITIONS OF ISSUE

            The terms of the Note Deed Poll and the Note Conditions are deemed to be included or endorsed on each Note Certificate.

3.3         EXECUTION OF NOTE CERTIFICATES

            Subject to any requirement of the Corporations Act, each Note Certificate must be executed by any officer of the Issuer duly authorised to do so by a resolution of the directors of the Issuer, and any signature required for such execution or authentication may be a facsimile which is printed as part of the Note Certificate or which is applied by mechanical or other means.

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4.          REGISTER

            The Issuer must establish and maintain a Register. There must be recorded in the Register the names and addresses of the Noteholders and the date of issue or transfer of such Notes and the amount of Notes held by each Noteholder.

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5.          INTEREST

            (a) The interest payable on each Note in respect of an Interest Period is:


               4% of Net Revenue
----------------------------------------  X  the face value of the relevant Note aggregate face value of all Notes on
     issue on the relevant Interest
              Payment Date

            and accrues on a daily basis.

            (b) Subject to paragraph (c), Interest is payable semi-annually in arrears 30 days after the end of the relevant Interest Period ("INTEREST PAYMENT DATE") .

            (c) Interest is only required to be paid to the Noteholders after the payment restrictions in the Senior Secured Notes have been satisfied. If the Issuer is unable to pay Interest at any time due to the restrictions in the Senior Secured Notes, the Noteholders' right to Interest will accumulate until such time as the Issuer is permitted under the terms of the Senior Secured Notes to pay such Interest. Each Interest payment which is unpaid will accrue simple interest from the due date for payment until the date it is paid at the rate of 9.5% per annum.

            (d) As soon as permitted under the terms of the Senior Secured Notes, the Issuer will pay to the Noteholders the Accumulated Interest.


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6.          CALCULATION OF INTEREST

            (a) The Issuer must on the relevant Interest Payment Date provide any Noteholder holding no less than 25% of the aggregate face value of all Notes on issue with a certificate signed by a director of the Issuer and the chief executive officer of the Guarantor setting out in reasonable detail how the Interest was calculated for the relevant Interest Calculation Period and attaching to it copies of all relevant sales invoices.

            (b) The Issuer must implement and maintain such procedures and maintain such records as are reasonably necessary to ensure that at all times the amount of the Interest payable in respect of the Notes can be accurately calculated.

            (c) Any Noteholder holding no less than 25% of the aggregate face value of all Notes on issue, or any person authorized by it in writing, may at any time within 30 days of receiving a certificate under paragraph (a), upon reasonable notice to the Issuer, inspect the property comprising the Tenements and the books and records maintained by the Issuer in relation to the Tenements for the sole purpose of determining and verifying the amount of the Interest the subject of that certificate and any variable or factor necessary to determine the amount of the Interest the subject of the certificate.

            (d) If following any inspection or audit made pursuant to paragraph (c), the Noteholder believes that the amount paid by FMG to a Noteholder is less than the amount required by these Conditions to be paid, the Noteholder must notify FMG and the Noteholder and FMG must endeavour to agree the amount which should have been paid within 21 days of the notice being given. If the parties are unable to agree within that period, an independent expert must be appointed to determine the amount required by these Conditions to be paid.

            (e) If the parties are unable to agree to the independent expert to be appointed within 7 days after expiration of the 21 day period in paragraph (d), then the expert shall be appointed at the request of either party by the President for the time being of the Australasian Institute of Mining and Metallurgy ("EXPERT").

            (f) The Expert shall be acting as an expert and not an arbitrator and the Expert's decision will be final and binding on the parties.

            (g) If the Expert determines that there was a shortfall in the amount that the Issuer was required to pay under these Conditions, the Issuer must immediately pay to all Noteholders the shortfall owing plus interest as calculated pursuant to Condition 5(c).

            (h) If the Expert determines that the Issuer paid more than it was required to pay under these Conditions, the Issuer will be entitled to deduct from the next payment of Interest to all Noteholders the amount of such excess plus interest at the rate of 9.5% per annum from the date of the last payment of Interest to the date of the next payment of Interest.

            (i) If the Expert determines that the shortfall in payment to the Noteholder is in excess of 5% of the amount which had initially been paid:

                  (i) the Issuer must immediately reimburse the Noteholder for all expenses incurred in connection with the audit or inspection which disclosed that shortfall (including, but not limited to, reasonable accounting and legal fees); and

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                  (ii)  the Issuer must reimburse the Noteholder for all
                        expenses connected with the next three (if any) subsequent audits or inspections made pursuant to paragraph (c) (including, but not limited to, reasonable accounting and legal fees), irrespective of whether such subsequent audit or inspection reveals any shortfall in any payment.

            (j) All payments made under this clause are without prejudice to any other remedies that a Noteholder or the Issuer may have under this Note Deed Poll or otherwise.

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7.          REDEMPTION

7.1         REDEMPTION ON MATURITY

            Each Note will be redeemed or repaid (as the case may be) on its Maturity Date at its Maturity Redemption Amount and, unless clause
            8.2 applies, cannot be redeemed or repaid before that time.

7.2         CANCELLATION OF NOTES

            All Notes that are redeemed will automatically be cancelled on redemption and may not be re-issued.

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8.          EVENTS OF DEFAULT

8.1         EVENTS OF DEFAULT

            Each of the following events is an Event of Default, whether or not the cause is beyond the control of the Issuer or any other person:

            (a) the Issuer fails to pay within 10 days after the due time on the due date any amount payable under any Note in the manner specified in the Note Conditions;

            (b) the Issuer defaults in fully performing and observing any of its other obligations in respect of any Note other than a provision requiring the payment of money as contemplated by Condition 8.1(a), and if that default is capable of remedy, it has not been remedied within 45 days of its occurrence;

            (c) if there is an acceleration by holders in payment of the principal of the Senior Secured Notes or any Refinancing thereof;

            (d) unless the Senior Secured Notes have been Refinanced, there occurs, at any time after all of the Senior Secured Notes have matured or been redeemed, an event which, if the Senior Secured Notes had not matured or been redeemed, would have been an event of default under the Senior Secured Notes;

            (e) if the Senior Secured Notes have been Refinanced, there occurs at any time after all of the notes issued to Refinance have matured or been redeemed, an event which, if those notes had not matured or redeemed, would have been an event of default under those notes; or

            (f) an Event of Insolvency occurs in relation to the Issuer or the Guarantor.



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



8.2         RIGHTS ON AN EVENT OF DEFAULT

            (a) Subject to paragraph (b), if any Event of Default occurs and is continuing in relation to a Note, then Noteholders who alone or in aggregate hold at least 50% of the aggregate face value of all Notes on issue may by written notice to the Issuer declare the face value of the Notes together with all accrued Interest , Default Interest and other moneys in relation to a Note to be immediately due and payable.

            (b) Noteholders shall not be entitled to accelerate repayment after an Event of Default until the earlier of the date (i) the Senior Secured Notes have been paid in full, (ii) 360 days following the date on which any interest payment on the Notes became due and payable pursuant to Condition 5 but was not paid, (iii) of acceleration of the Senior Secured Notes, or
                  (iv) one business day following maturity of the Notes if all amounts of principal and interest have not been paid in full; provided, however, Noteholders may make a demand under the Guarantee under the Note Deed Poll if the Guarantor no longer guarantees the Senior Secured Notes.



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9.          TRANSFER OF NOTES

9.1         FORM OF TRANSFER

            The Notes may be transferred:

            (a) by written transfer instrument in any usual or common form or in any other form approved by the directors of the Issuer; and

            (b) to a person or entity that has executed and delivered to the Issuer an undertaking to observe, perform and be bound by the terms of this deed.

9.2         EXECUTION OF TRANSFER

            A written transfer instrument must be executed by the transferor.

9.3         REGISTRATION OF TRANSFER

            A written transfer instrument must be forwarded for registration to the Issuer together with the Note Certificate for the Notes to be transferred. Subject to compliance with Condition 9.5 and the provisions of any relevant Statute relating to stamp duties, the Issuer must register the transfer and issue a Note Certificate to the transferee for the number of Notes comprised in the transfer.

9.4         TRANSFERS WHERE NOTES ARE QUOTED

            If the Notes are, at the time of transfer, quoted on a financial market, then the Notes may alternatively be transferred in accordance with the rules of that financial market and the Corporations Act.

9.5         TRANSFER RESTRICTIONS

            It is understood that the Note Certificates may bear one or all of the following legends:

            (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS


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                  AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW,
                  AND THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO FORTESCUE METALS GROUP LTD OR FMG CHICHESTER PTY LTD, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A),
                  (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT,
                  (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS IF THE SELLER SHALL HAVE FURNISHED SUCH CERTIFICATIONS AND/OR OPINION OF COUNSEL AS THE ISSUER MAY REASONABLY REQUEST, IN EACH SUCH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTIONS."

            (b) Any legend required by applicable state "blue sky" securities laws, rules and regulations.

            To the extent a Note bears the legend set forth in (a) above, the Issuer shall be entitled to require such certifications and/or opinions as it may reasonably request in connection with the registration of transfer of any Note.

            In order to permit resales pursuant to Rule 144A of the Securities Act, the Guarantor agrees that, for as long as any Notes are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, during any period in which the Guarantor is neither subject to Section 13 or 15(d) of the US Securities Exchange Act of 1934, nor exempt from reporting pursuant to Rule 12g3-2(b) thereunder, the Guarantor shall supply to (i) any holder of Notes or beneficial owner of a Note or (ii) a prospective purchaser of a Note or a beneficial interest therein designated by such holder or owner, the information specified in, and meeting the requirements of Rule 144A(d)(4) under the Securities Act.

9.6         COMPLIANCE WITH LAW

            Notes may not be transferred within any jurisdiction in a manner which would result in a breach of any applicable securities legislation in that jurisdiction.

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10.         PAYMENT TO NOTEHOLDERS

            Redemption moneys and any other moneys payable on or in respect of any Notes must be paid in US dollars by:

            (a)   cheque sent to the address of the Noteholder on the Register;

            (b) deposit to an account with any bank in Australia or the United States that the Noteholder, by written notice to the Issuer, may direct; or

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            (c)   any other method of transferring money agreed by the Issuer and the relevant Noteholder from time to time.

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11.         DEDUCTION OF TAXES

11.1        WITHHOLDING TAX

            The Issuer, or any person making payments on behalf of the Issuer, may deduct any Tax imposed by the Commonwealth of Australia or any foreign Government Authority under the Tax Act or any applicable laws from payments of interest in respect of the Notes where the Issuer, or such person, considers this is required in accordance with the Tax Act or such laws.

11.2        NO GROSS-UP

            No additional payment will be made to a Noteholder with respect to any amounts deducted from payment to that Noteholder under this Condition 11.

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12.         JOINT NOTEHOLDERS

            (a) Joint Noteholders will be entitled to one Note Certificate only in respect of Notes held by them jointly and the Note Certificate will be delivered to the joint Noteholder whose name stands first in the Register.

            (b) If several Persons are entered in the Register as joint Noteholders in respect of a Note the receipt by any one of such Persons for the payment or satisfaction of any principal or interest from time to time payable or repayable to the Joint Noteholders will be as effective a discharge to the Issuer as if the Person accepting the payment were a sole Noteholder in respect of that Note.

            (c) The Issuer will not be bound to register more than three Persons as the joint holders of any Notes.

            (d) Subject to these Note Conditions, all of the joint Noteholders in respect of any Note must execute any transfer form of the relevant Note.

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13.         TITLE TO NOTES, NON-RECOGNITION OF EQUITIES

            (a) Subject to these Note Conditions, the Issuer will recognise only the Noteholder whose name appears in the Register as the absolute owner of the Note in respect of which the Noteholder is entered in the Register.

            (b) The Issuer will not, except as otherwise ordered by a Court of competent jurisdiction or as required by statute, be bound to take notice of any trust or equity to which a Note may be subject or otherwise affecting the ownership of a Note or rights incidental thereto.

            (c) The receipt of a Noteholder or one of Joint Noteholders for interest in respect of and for any money payable on the redemption of a Note will be a good discharge to the Issuer despite any notice the Issuer may have, whether express or otherwise, of the right, title or interest of any person to or in that Note or money.



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14.         MISCELLANEOUS

14.1        TERMS AND CONDITIONS BINDING

            Each Noteholder, and the Notes are issued on the condition that each Noteholder, is bound by the terms and conditions of the Note Deed Poll and the Note Conditions relating to the Notes held by that Noteholder.

14.2        SEVERANCE

            If at any time any provision of the Note Deed Poll or these Note Conditions is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that will not affect or impair:

            (a) the legality, validity or enforceability in that jurisdiction of any other provision of the Note Deed Poll or the Note Conditions; or

            (b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of the Note Deed Poll or the Note Conditions.

14.3        REMEDIES CUMULATIVE

            The rights and remedies conferred by the Note Deed Poll and the Note Conditions on the Issuer are cumulative and in addition to all other rights or remedies available to the Issuer by Statute, by general law or by virtue of any other document.

14.4        WAIVER

            (a) A failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of, a right, power or remedy provided by law or under the Note Deed Poll or these Note Conditions by the Issuer does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under the Note Deed Poll or these Note Conditions.

            (b) A waiver or consent given by the Issuer under the Note Deed Poll or these Note Conditions is only effective and binding on the Issuer if it is given or confirmed in writing.

            (c) No waiver of a breach of a term of the Note Deed Poll or these Note Conditions operates as a waiver of another breach of that term or of a breach of any other term of the Note Deed Poll or these Note Conditions.

14.5        SURVIVAL OF WARRANTIES

            The warranties, representations and covenants of the Noteholders, the Issuer and the Guarantor contained in or made pursuant to the Note Conditions shall survive the execution and delivery of the Note Deed Poll and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Noteholders, the Issuer or the Guarantor.

14.6        SUCCESSORS AND ASSIGNS

            Except as otherwise provided herein, these Note Conditions shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Notes). Nothing in the Note Deed Poll, express or implied, is intended to confer upon any party other than the parties hereto or


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            their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of the Note Deed Poll, except as expressly provided in the Note Deed Poll.

14.7        COUNTERPARTS

            The Note Deed Poll may be executed in two or more counterparts, including counterpart facsimile pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.8        AMENDMENT

            The Note Deed Poll or the Note Conditions may be amended by the Issuer at any time with the approval of Noteholders holding in aggregate 50% of the aggregate face value of all Notes on issue. However, without the consent of each Noteholder affected thereby, no amendment may:

            (a)   reduce the principal amount of Notes,

            (b) reduce the rate of or extend the time for payment of Interest on any Note;

            (c)   reduce the principal of, or extend the maturity of, any Note;

            (d)   make any Note payable in money other than US dollars;

            (e) impair the right of any Noteholder to institute suit for the enforcement of any payment on or with respect to such Noteholder's Notes or any Guarantee;

            (f) subordinate the Notes or the Guarantee to any other obligation of the Issuer or Guarantor; or

            (g) make any change to the Guarantee that would adversely affect the Noteholders.

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15.         OBLIGATIONS IN RELATION TO THE NOTES

15.1        LISTING ON AN EXCHANGE

            (a) Subject to paragraph (b), the Issuer agrees that, if the Senior Secured Notes are listed on any stock exchange, the Issuer will, to the extent permitted by law and the rules of the relevant stock exchange, use its best endeavours to obtain a listing of the Notes on such stock exchange, provided that the Notes satisfy the requirements of the relevant stock exchange for listing and, if reasonably required by Noteholders holding in aggregate 50% of the face value of all Notes on issue , use its best efforts in connection with a listing or otherwise, to cooperate in connection with a secondary sale by such Noteholders of the Notes, including the preparation of an offering memorandum, making management reasonably available for investor presentations and the entry into a customary purchase or underwriting agreement.

            (b) The Issuer will not have an obligation to obtain a listing of the Notes under paragraph (a) if the Issuer determines, acting reasonably, that satisfying the requirements for such a listing would be unduly onerous for the Issuer. In these circumstances, the Issuer will identify another exchange reasonably acceptable to Noteholders holding in aggregate 50% of the face value of all Notes on issue on which the Notes may be listed and in respect of which the Issuer is reasonably satisfied that the listing requirements would not be unduly onerous.




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